Exhibit 99.1

29th Annual J.P. Morgan Healthcare Conference January 10, 2011 David B. Snow, Jr. Chairman and CEO

Forward-Looking Statement 2 This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Forward-looking statements in this presentation includes, without limitation, the financial and operational information reflected in Medco's guidance for 2010 and 2011 as well as Medco's estimates for the years 2012 and beyond, which estimates do not constitute guidance or projections and should not be relied on as an estimate or forecast of future performance. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. The copyrights for the contents of this discussion and the written materials used in this presentation are owned by Medco Health Solutions, Inc., 2010. This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward- looking statements. Forward-looking statements in this presentation includes, without limitation, the financial and operational information reflected in Medco's guidance for 2010 and 2011 as well as Medco's estimates for the years 2012 and beyond, which estimates do not constitute guidance or projections and should not be relied on as an estimate or forecast of future performance. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors.Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. The copyrights for the contents of this discussion and the written materials used in this presentation are owned by Medco Health Solutions, Inc., 2011.

Who is Medco 3 Largest PBM Measured by Drug Spend Leading Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation 2010E Revenues of over $65BOver 65 Million Members Accredo Health Group 2010E Revenues of over $11B State-of-the-Art Automated Dispensing Facilities Medco Therapeutic Resource Centers(r) Personalized Medicine Ranked #35 on the 2010 Fortune 100 List

GAAP EPS Growth 4 (1) Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in appendix and in company filings. (CHART) 2003-2011E CAGR 20.6% - 21.1%

The Medco Growth Strategy



Healthcare Reform Opportunities
CER Requirements
Biosimilars
32 Million Newly Insured



Therapeutic Resource Centers (TRCs)
Medco Health Store®/OTC
Medco Research Institute™
Pharmaco-genomics
Mail-Order
Generics
UBC® (REMS/Safety/CER)¹
DNA Direct® (Personalized Medicine)
Agile Enterprise
Accredo® (Specialty)
International
Liberty® (Diabetes)
Net-New Business
Medicare
e-Prescribing

1. UBC – United BioSource Corp.
REMS – Risk Evaluation and Mitigation Strategies
CER – Comparative Effectiveness Research

©2011 Medco Health Solutions, Inc. All rights reserved.

5

The Medco Strategy Drives Real Growth 6 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Medco Health Store(r)/ OTC Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics 2003 - 2010E: 21.8%-21.9% GAAP EPS CAGR

The Medco Growth Strategy 7 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC

The Medco Growth Strategy 8 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. The Next Decade of Growth History of Growth

The Medco Growth Strategy 9 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Continued Strong GAAP EPS Growth

New Business and Client Retention 10 *As of January 10, 2011 Annualized New-Named Sales 2008/2009 Net-New Sales 2010* $17.2B $5.3B $1.7B 2011* $13.4B $5.3B $1.5B 2010 and 2011 client retention rates stand at over 99% Completed over 70% of 2011 scheduled and early elective client renewals*

(CHART) A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade for Medco 11 Source: U.S. Drug spend estimates for drugs going off-patent are based on IMS Health data for 2008 and 2009. Does not include future inflation. Brand drug expirations based on expected patent expiration dates current as of December 2010. Changes may occur due to litigation, patent challenges, etc. Prevacid(r)Topamax(r)Valtrex(r)Adderall XR (r) Effexor XR(r)Flomax(r)Aricept(r)Cozaar(r)Hyzaar(r)Lovenox(r) Plavix(r)Seroquel(r)Singulair(r)Actos(r)Lexapro(r)Diovan(r)Diovan HCT(r)Tricor(r)Lidoderm(r)Viagra(r) $13.8 $12.6 $13.5 $28.3 $6.9 $13.8 $9.8 Cymbalta(r)Aciphex(r) Nexium(r)Celebrex(r)Proair HFA(r) Abilify(r) $3.6 $4.6 $3.3 $1.3 $5.0 Crestor(r) Vytorin(r) Zetia(r) Spiriva(r)Nasonex(r)Truvada(r) Lyrica(r) Detrol LA(r) $17.8 Billion in Brand Drugs Off-Patent from 2016-2020 Lipitor(r) Zyprexa(r)Levaquin(r) $116.5 Billion in US Brand Drug Spend Off-Patent from 2009-2020

A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade -- for Medco

Incremental EPS Contribution from New Generics



$0.13
$0.25
$0.09
2009
2010E
2011E
2012E
2013E
2014E
2015E
2016E
2017E
2018E
2019E
2020E
U.S. Drug Spend ($ in Billions)
Incremental EPS contribution to Medco
Long-Term Range of Expected Incremental EPS Contribution to Medco(1)

Source: U.S. Drug spend estimates for drugs going off-patent are based on IMS Health data for 2008 and 2009. Does not include future inflation. Brand drug expirations based on expected patent expiration dates current as of December 2010. Changes may occur due to litigation, patent challenges, etc.

(1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today.

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

12

A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade -- for Medco

Weighted Avg. Medco Mail-Order Penetration Rate of Drugs	~30%	~45%	~55%	~45%	~45%	~45%	~40%	~50%	~60%	~35%	~45%	~40%



2011 Incremental EPS Contribution of $0.09 from New Generics Expected to Be the Lowest of the Entire Decade
$0.13
$0.25
$0.09
2009
2010E
2011E
2012E
2013E
2014E
2015E
2016E
2017E
2018E
2019E
2020E
Incremental EPS contribution to Medco
Long-Term Range of Expected Incremental EPS Contribution to Medco(1)

Note: EPS contribution based on Medco-specific book-of-business mail-order penetration, formulary status, and utilization of the products going off-patent each year.
(1) Internal Medco assumptions; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today.

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

13

(CHART) Valuable Generics Coming to Market Beginning in Late 2011 and Throughout 2012 14 $0.06 Plavix $4.6 B 5/17/12 ~50% Actos $2.8 B 8/17/12 ~50% Singulair $3.5 B 8/3/12 ~45% Lexapro $2.6 B 3/1/12 ~35% Diovan $2.8 B 9/21/12 ~50% Incremental EPS Contribution (1) December 2011 is a 5-week month(2) Based on 2009 IMS U.S. sales 2012 Drugs Forecasted Off-Patent Date Medco Mail-Order Penetration Rate U.S. Spend(2) (CHART) Lipitor = $0.03 in December 2011(1)Total U.S. spend = $6.1B(2)Off Patent: 11/30/11>60% Mail-Order Penetration in Medco B.O.B. (CHART)

(CHART) Mail-Order Volume 15 (1) Unadjusted 2011E mail-order volume guidance - excluding the reduction of approximately 3 million scripts from the transfer of ~2 million Europa Apotheek Venlo scripts to new Medco Celesio JV, and expected conversion of ~1 million fexofenadine (generic form of Allegra) volume to OTC status some time early in 2011. Total Mail-Order Prescription Volumes (in Millions) 78 88 87 89 95 106 103 ~109 110-112(1)

(CHART) Mail-Order Volume 16 (1) Unadjusted 2011E mail-order volume guidance - excluding the reduction of approximately 3 million scripts from the transfer of ~2 million Europa Apotheek Venlo scripts to new Medco Celesio JV, and expected conversion of ~1 million fexofenadine (generic form of Allegra) volume to OTC status some time early in 2011. Total Mail-Order Prescription Volumes (in Millions) 78 88 87 89 95 106 103 ~109 Mail-Order Generic Prescription Volumes Mail-Order Brand Prescription Volumes 110-112(1)

Specialty Pharmacy is an Important Growth Engine 17 ($ in Billions) ($ in Millions) 2006 2007 2008 2009 2010E 2011E Acute Chronic/Complex 5437 6043 7974.2 9527.5 11000 13000 2006 2007 2008 2009 2010E 2011E 189 210 281.2 357.1 435 500 $5.4 $9.5 $8.0 $6.0 $189 $281 $357 $210 >$11.0 $430- $440 ~$13.0 ~$500 CAGR ~19% CAGR ~21% Accredo Net Revenue Accredo Operating Income

Over 600 New Drugs in the Specialty Pipeline 18 18 286 41 41 19 19 16 15 14 14 11 135 Phase II Total 335 Phase III Total276 Total 611 Source: Accredo Pipeline Database Phase II and Phase III. As of September 29, 2010.(1) Phase II total of 335 products only includes those drugs with published positive study results. There are over 800 new drug entities in the Phase II pipeline which may have potential for specialty services and/or distribution. ~40% of Phase III Products are Historically Approved for Market ~30% of Phase II Products are Historically Approved for Market ~67% of Phase II and Phase III Products in the Pipeline have a Biomarker for a Genetic Test + = (1) ~30% of drugs in the Specialty pipeline are infusible

US Biosimilars Opportunity Expected as Early as 2013

46 Biotech Products with Patent Expirations Through 2020
$42.3 Billion BiosimilarOpportunity


($ in billions)
Overall U.S. Market Opportunity
$4.1
$3.3
$9.6
$3.1
$6.9
$3.4
$6.4
$5.5

2013*	2014	2015	2016	2017	2018	2019	2020
Betaseron®	Enbrel®	Neupogen®	Remicade®	Lantus®	Rituxan®	Humira®	Myozyme®
Humulin®	Leukine®	Epogen®		Neulasta®	Campath®	Avastin®	Pegasys®
Novolin®		Procrit®		Follistim®		Tysabri®	Xolair®
Pulmozyme®		Avonex®		Gonal-f®		Kogenate®	Apidra®
Intron A®		Humalog®		Synagis®		Somavert®	Advate®
Infergen®		Novolog®		Fabrazyme®			Erbitux®
Adagen®		Rebif®		Miacilin Nasal®			Herceptin®
6 HGH products		Cerezyme®		Kineret®			

Source: U.S. Drug spend estimates are based on IMS Health data for 2009 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biosimilars based on expected patent expiration dates current as of November 2010 plus two years. Changes may occur due to litigation, patent challenges, or other factors.

*Includes all drugs with patent expirations through 2011

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER™ 19

Medco Supports Medicare Part D in Diverse Ways, Protecting Medco from Group Retiree Erosion and Limiting Financial Risk Medco Retiree Solutions Portfolio Growth and Diversification 20 2007 2010E Retiree Drug Subsidy (RDS) Federal Clients Part D - PBM Inside - Administrative Services Only "ASO" Medco PDP - "At Risk" Other Retiree Distribution by Medicare Solution (Lives %) Delivering Valued, Innovative and Affordable Health Solutions to Seniors Only 6% of Medicare Portfolio is Fully- Insured or "At Risk"

Retiree Solutions: The Result of Operational Excellence 21 Delivering Best in Class, High Value Solutions Drug Plan Customer Service Drug Plan Member Complaints & Medicare Audit Findings Member Experience with Drug Plan Drug Pricing and Patient Safety Overall Summary Rating Medco National Medco New York 4.5 Stars Average for All PDP Plans Evaluated 3.5 Stars 5 Stars Note: More information about Center for Medicare and Medicaid Services' (CMS) Star Ratings can be found at http://www.cms.gov/.

Medco Receives the Highest Possible CMS Star Rating 22 5 Stars Demonstrates Our Commitment to Operational Excellence and the Individual Beneficiary Medco PDP is the First andOnly National PDP to Earn 5 Stars Note: More information about Center for Medicare and Medicaid Services' (CMS) Star Ratings can be found at http://www.cms.gov/.

The Need for Smarter Medicine 23 Source: DeVol, Ross, and Armen Bedroussian, An Unhealthy America: The Economic Burden of Chronic Disease, Milken Institute, October 2007. 2003 Cases* 2003 Expected Growth Rates 2003-2023 Pulmonary Conditions 49.2 31% Hypertension 36.8 39% Mental Disorders 30.3 54% Heart Disease 19.1 41% Diabetes 13.7 53% Cancers 10.6 62% Stroke 2.4 29% * Number of treated cases based on patient self-reported data from 2003 MEPS. Excludes untreated and undiagnosed cases. Reported Cases in the U.S.(in Millions) $1.3 Trillion

Economic Burden of Chronic and Complex Disease 24 Source: DeVol, Ross, and Armen Bedroussian, An Unhealthy America: The Economic Burden of Chronic Disease, Milken Institute, October 2007.(1) Medco Estimate The Need for Smarter Medicine is RealAnnual Waste Due to the Poor Management of Chronic and Complex Diseaseinthe US>$350B (1) 2013 $2.5 Trillion $1.3 Trillion (2003)

$4.2 Trillion Economic Burden of Chronic and Complex Disease 25 Source: DeVol, Ross, and Armen Bedroussian, An Unhealthy America: The Economic Burden of Chronic Disease, Milken Institute, October 2007.(1) Medco Estimate The Need for Smarter Medicine is GrowingAnnual Waste Due to the Poor Management of Chronic and Complex Diseasein the USApproaching $1 Trillion (1) 2023 $1.3 Trillion (2003) $2.5 Trillion (2013)

Medco's Clinical Innovations are Making Medicine Smarter(tm) 26 Driving Improved Outcomes and Lower Total Healthcare Costs Therapeutic Resource Centers (TRCs) Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Medco Specialist Pharmacist Model Driving Increased Adherence and Compliance Complete Integrated Personalized Medicine Program Safety, CER, Health Outcomes, Economic Evaluations; Advancing the Body of Evidence-Based Protocols Medco Research Institute(tm) UBC(r) (REMS/Safety/ CER)(1) Medco is Dedicated to the Safety, Health and Well-Being of All the Patients We Serve (1) UBC - United BioSource Corp.; REMS - Risk Evaluation and Mitigation Strategies;CER - Comparative Effectiveness Research

Medco is Exporting Smarter Medicine


Medco
Medco Celesio BV
UBC

- EU27, Norway and Switzerland ~$1.7 Trillion[1] in Healthcare Spend
- Healthcare Spend in Europe is Rising Faster than Income, Driven Primarily by Chronic Diseases
- 77% of Healthcare Burden in Europe is Due to Chronic Disease[2]

1. World Health Organization (WHO) National Health Accounts (NHA) Country health expenditure database (approximate).
2. The European Health Report, 2009. World Health Organization (WHO)

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 27

Medco Drives Safety and Economic Effectiveness – in the U.S. and Abroad

UBC United BioSource Corporation

USA, Canada, Switzerland, UK, Germany, Japan, Czech Republic



Goring-on-Thames, UK
Horsham, UK
London, UK (2)
Dorval, Quebec
Lörrach, Germany
Prague, Czech Republic
Geneva, Switzerland
17 Locations Across USA
Tokyo, Japan

World-Wide Post-Approval Research: ~$16 B Market (1)

~15% Industry Growth Rate(1)

~20% UBC Historical Growth Rate(1)

~40% Industry Average Gross Margin(1)

2010E Revenues of ~$280 Million (30% international)

(1) UBC/Medco analysis

©2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 28

2010 EPS Guidance 29 2010 Guidance(1) 2009 Actual % Growth over 2009 GAAP diluted EPS $3.14-$3.16 $2.61 20%-21% Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (2) $3.38-$3.40 $2.83 19%-20% As of third-quarter 2010 earnings call.See reconciliation table in appendix and in company filings.

2011 EPS Guidance

	2011 Guidance(1)	2010 Guidance(1)	% Growth
GAAP diluted EPS	$3.53-$3.66	$3.14-$3.16	12%-17%
Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (2)	$3.80-$3.93	$3.38-$3.40	12%-16%
Diluted EPS, excluding all amortization of intangibles (3)	$3.99-$4.12	$3.53-$3.55	12%-17%

(1) As of third-quarter 2010 earnings call.

(2) See reconciliation table in appendix and in company filings.

(3) Beginning in 2011, Medco will no longer define the non-GAAP diluted EPS measure to exclude only the spin-off intangible amortization. For ease of understanding and comparability with our industry peer group, Medco will report diluted EPS excluding all intangible amortization expense in addition to GAAP diluted EPS. See reconciliation table in appendix and in company filings.

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 30

Appendix 31

Earnings Per Share Reconciliation 32 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2003)*(Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.This adjustment represents the per share effect of the remaining intangible amortization. 2003 2003 2003 2003 2003 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.19 $0.19 $0.19 $0.22 $0.79 Adjustment for the amortization of spin-off intangible assets (1) 0.02 0.03 0.02 0.02 0.10 Diluted earnings per share, excluding spin-off intangible amortization $0.21 $0.22 $0.21 $0.24 $0.89 Adjustment for the remaining amortization of intangible assets (2) - - - - - Diluted earnings per share, excluding all intangible amortization $0.21 $0.22 $0.21 $0.24 $0.89

Earnings Per Share Reconciliation 33 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2004)*(Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.This adjustment represents the per share effect of the remaining intangible amortization. 2004 2004 2004 2004 2004 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.19 $0.23 $0.22 $0.24 $0.88 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.04 0.05 0.19 Diluted earnings per share, excluding spin-off intangible amortization $0.24 $0.28 $0.26 $0.29 $1.07 Adjustment for the remaining amortization of intangible assets (2) - - - - - Diluted earnings per share, excluding all intangible amortization $0.24 $0.28 $0.26 $0.29 $1.07

Earnings Per Share Reconciliation 34 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2005)*(Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.This adjustment represents the per share effect of the remaining intangible amortization. 2005 2005 2005 2005 2005 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.23 $0.24 $0.26 $0.28 $1.03 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.05 0.05 0.18 Diluted earnings per share, excluding spin-off intangible amortization $0.28 $0.29 $0.31 $0.33 $1.21 Adjustment for the remaining amortization of intangible assets (2) - - - 0.01 0.01 Diluted earnings per share, excluding all intangible amortization $0.28 $0.29 $0.31 $0.34 $1.22

Earnings Per Share Reconciliation

Medco Health Solutions, Inc.
Earnings Per Share Reconciliation (2006)*
(Unaudited)

	2006				
	Q1	Q2	Q3	Q4	Full Year
GAAP diluted earnings per share	$0.06	$0.28	$0.31	$0.39	$1.04
Adjustment for the 2006 legal settlements charge (1)	0.17	-	-	-	0.17
Diluted earnings per share, excluding the charge	$0.23	$0.28	$0.31	$0.39	$1.21
Adjustment for the amortization of spin-off intangible assets (2)	0.05	0.05	0.05	0.04	0.18
Diluted earnings per share, excluding spin-off intangible amortization	$0.28	$0.33	$0.36	$0.43	$1.39
Adjustment for the remaining amortization of intangible assets (3)	0.01	0.01	0.01	0.01	0.04
Diluted earnings per share, excluding all intangible amortization	$0.29	$0.34	$0.37	$0.44	$1.43

* Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.

1. This adjustment represents the per share effect of the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006.
2. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.
3. This adjustment represents the per share effect of the remaining intangible amortization.

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

35

Earnings Per Share Reconciliation 36 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2007)*(Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.This adjustment represents the per share effect of the remaining intangible amortization. 2007 2007 2007 2007 2007 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.47 $0.38 $0.39 $0.38 $1.63 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.05 0.05 0.19 Diluted earnings per share, excluding spin-off intangible amortization $0.52 $0.43 $0.44 $0.43 $1.82 Adjustment for the remaining amortization of intangible assets (2) 0.01 0.01 0.01 0.02 0.05 Diluted earnings per share, excluding all intangible amortization $0.53 $0.44 $0.45 $0.45 $1.87

Earnings Per Share Reconciliation 37 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2008)*(Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.This adjustment represents the per share effect of the remaining intangible amortization. 2008 2008 2008 2008 2008 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.50 $0.51 $0.58 $0.54 $2.13 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.05 0.05 0.20 Diluted earnings per share, excluding spin-off intangible amortization $0.55 $0.56 $0.63 $0.59 $2.33 Adjustment for the remaining amortization of intangible assets (2) 0.03 0.03 0.03 0.04 0.13 Diluted earnings per share, excluding all intangible amortization $0.58 $0.59 $0.66 $0.63 $2.46

Earnings Per Share Reconciliation 38 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2009)(Unaudited) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.This adjustment represents the per share effect of the remaining intangible amortization. 2009 2009 2009 2009 2009 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.58 $0.64 $0.69 $0.70 $2.61 Adjustment for the amortization of spin-off intangible assets (1) 0.05 0.05 0.06 0.06 0.22 Diluted earnings per share, excluding spin-off intangible amortization $0.63 $0.69 $0.75 $0.76 $2.83 Adjustment for the remaining amortization of intangible assets (2) 0.04 0.04 0.04 0.03 0.15 Diluted earnings per share, excluding all intangible amortization $0.67 $0.73 $0.79 $0.79 $2.98

Earnings Per Share Reconciliation 39 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2010)(Unaudited) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.This adjustment represents the per share effect of the remaining intangible amortization. 2010 2010 2010 2010 2010 Q1 Q2 Q3 Q4 Full Year GAAP diluted earnings per share $0.67 $0.77 $0.85 Adjustment for the amortization of spin-off intangible assets (1) 0.06 0.06 0.06 Diluted earnings per share, excluding spin-off intangible amortization $0.73 $0.83 $0.91 Adjustment for the remaining amortization of intangible assets (2) 0.03 0.04 0.04 Diluted earnings per share, excluding all intangible amortization $0.76 $0.87 $0.95

Earnings Per Share Guidance Reconciliation

Medco Health Solutions, Inc.
Guidance Information
(Unaudited)

	Full Year Ended	Estimated Full Year Ended		Estimated Full Year Ended	
	December 26, 2009	December 25, 2010		December 31, 2011	
	Actual	Low End	High End	Low End	High End
GAAP diluted earnings per share	$2.61	$3.14	$3.16	$3.53	$3.66
Adjustment for the amortization of spin-off intangible assets (1)	0.22	0.24	0.24	0.27	0.27
Diluted earnings per share, excluding spin-off intangible amortization	$2.83	$3.38	$3.40	$3.80	$3.93
Adjustment for the remaining amortization of intangible assets (2)	0.15	0.15	0.15	0.19	0.19
Diluted earnings per share, excluding all intangible amortization	$2.98	$3.53	$3.55	$3.99	$4.12
Diluted earnings per share growth over prior year		20%	21%	12%	17%
Diluted earnings per share growth over prior year, excluding spin-off intangible amortization		19%	20%	12%	16%
Diluted earnings per share growth over prior year, excluding all intangible amortization		18%	19%	12%	17%

1. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.
2. This adjustment represents the per share effect of the remaining intangible amortization.

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